UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
January 7, 2025
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)
Commission file number 1-38681

Oregon	82-4710680
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
250 S.W. Taylor Street, Portland, Oregon 97204
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

SiEnergy Credit Agreement

On January 7, 2025, Northwest Natural Holding Company (NW Holdings or Company) acquired all of the issued and outstanding limited liability company interests of SiEnergy Operating, LLC, a Delaware limited liability company (SiEnergy).

SiEnergy and its subsidiaries Si Investment Co, LLC (Si Investment Co), SiEnergy, L.P., Terra Transmission, LLC, SiEnergy Power Solutions, LLC, and SiEnergy GP, L.L.C. (collectively, the Loan Parties) are party to a Credit Agreement dated as of December 22, 2020 (the Original Credit Agreement) with ING Capital LLC, as administrative agent and L/C Issuer (as defined therein), and the lenders party thereto, as amended by Amendment No. 1 to Credit Agreement dated as of March 23, 2021 (the First Credit Agreement Amendment), Amendment No. 2 to Credit Agreement dated as of July 13, 2021 (the Second Credit Agreement Amendment), Amendment No. 3 to Credit Agreement dated as of July 11, 2022 (the Third Credit Agreement Amendment), and Amendment No. 4 to Credit Agreement dated as of December 22, 2023 (the Fourth Credit Agreement Amendment, and collectively with the First Credit Agreement Amendment, the Second Credit Agreement Amendment, the Third Credit Agreement Amendment, the Credit Agreement Amendments; and the Original Credit Agreement as amended by the Credit Agreement Amendments, the Amended Credit Agreement). Amounts under the Amended Credit Agreement are expected to be drawn on from time to time and used for general corporate purposes for the Loan Parties.

The Amended Credit Agreement provides Si Investment Co, as borrower, with access to the following credit facilities (collectively, the Facilities): (a) a term loan credit facility (the Delayed Draw Term Loan Facility), on a delayed draw basis, which had initial aggregate commitments, as amended, of $200,000,000, of which $33,300,000 remain in effect as of January 7, 2025; (b) a revolving credit facility (the Revolving Facility), in aggregate commitments (the Revolving Loan Commitments) as of January 7, 2025 of $5,000,000, including a letter of credit sublimit of $1,000,000; and (c) a term loan facility (the 2021 Term Loan Facility) with initial aggregate commitments of $17,900,000, none of which remains available as of January 7, 2025. As of January 7, 2025, the outstanding principal balance of the Delayed Draw Term Loan Facility is $151,116,760, the outstanding principal balance of the Revolving Facility is $5,000,000 and the outstanding principal balance of the 2021 Term Loan Facility is $0.

Under the Amended Credit Agreement, Si Investment Co is required to pay upfront fees, structuring fees, annual administrative fees, commitment fees, letter of credit fees and certain other fees. Loans extended under the Facilities bear interest at a per annum rate equal to the sum of (a) either (i) the Base Rate, as defined in the Amended Credit Agreement (the Base Rate), or (ii) term SOFR with a one-, three- or six-month tenor; plus (b) the Applicable Margin. The Applicable Margin is 0.750% with respect to Base Rate loans and 1.750% with respect to SOFR loans.

Loans borrowed under the Delayed Draw Term Loan Facility from time to time become funded term loans (Funded Term Loans), which are subject to required amortization, once per year. Si Investment Co. is required to make principal payments with respect to Funded Term Loans in equal quarterly installments in an amount sufficient to amortize such loans over a period of 25 years. In addition, the Facilities are subject to certain mandatory prepayments, including in connection with certain asset sales or casualty or that result in Loan Parties’ receipt of certain insurance or condemnation proceeds. The Facilities mature on December 22, 2026.

Among other covenants, the Amended Credit Agreement contains covenants restricting the ability of the Loan Parties and their respective subsidiaries, subject to certain exceptions, to incur indebtedness or guarantees; to create, incur or permit liens on their respective property; to make loans, investments and acquisitions; to sell or otherwise dispose of their respective property; to declare dividends and make other restricted payments; or to enter into certain contracts or arrangements with affiliates.

In addition, the Amended Credit Agreement prohibits Si Investment Co from permitting (a) the Debt Service Coverage Ratio, as defined therein, as of the last day of any fiscal quarter of Si Investment Co, to be less than 1.05 to 1.00 or (b) the Debt to Capitalization Ratio, as defined therein, as of the last day of any fiscal quarter of Si Investment Co, to be greater than 55% (the foregoing financial covenants together, the Financial Covenants). Si Investment Co was in compliance with each of the Financial Covenants as of September 30, 2024, which, as of January 7, 2025, is the most recent date that the Borrower reported compliance with respect to the Financial Covenants.

The obligations under the Amended Credit Agreement, as defined in the Amended Credit Agreement, and the other Loan Documents may be accelerated upon the occurrence of any “Event of Default”, as defined in the Amended Credit Agreement, which includes, among other events, a default in the payment of principal, interest, fees or other obligations due under the Loan

Documents, a default in the observance or performance of any other covenant set forth in the Loan Documents (including any Financial Covenant) and if any representation or warranty made in any Loan Document proves untrue in any material respect as of the issuance or making or deemed making thereof.

All or substantially all of the obligations of the Loan Parties under the Amended Credit Agreement and the other Loan Documents (as defined in the Amended Credit Agreement) are guaranteed by each of the other Loan Parties and are secured by a security interest in and lien on all or substantially all of the Loan Parties’ assets.

NW Holdings is not a party to the Amended Credit Agreement or any of the other Loan Documents, and NW Holdings has not provided a guarantee of any of the Loan Parties’ obligations under the Amended Credit Agreement or any of the other Loan Documents.

NW Holdings intends to file a copy of the Amended Credit Agreement on its Form 10-K for fiscal year 2024.

Acquisition Bridge Facility

On January 7, 2025, Northwest Natural Holding Company (NW Holdings or the Company) entered into a 364-Day Term Loan Credit Agreement, dated as of January 7, 2025 (the Acquisition Bridge Facility), among NW Holdings, as borrower, certain lenders parties thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent, pursuant to which NW Holdings borrowed a $273,000,000 senior unsecured term loan (the Bridge Loan), the proceeds of which were used to finance the SiEnergy Acquisition (described in Item 8.01 below), with any remaining proceeds to be used for working capital needs and for general corporate purposes.

The Bridge Loan is due and payable on January 6, 2026. Some or all of the Bridge Loan is subject to mandatory prepayment in the event of specified asset dispositions, casualty or condemnation events or the issuance by NW Holdings of certain public or private offerings of debt securities or equity interests, subject to certain exceptions, thresholds and reinvestment rights. NW Holdings may prepay the Bridge Loan without premium or penalty (other than customary breakage costs, if applicable). Amounts prepaid may not be reborrowed.

The Acquisition Bridge Facility requires NW Holdings to cause Northwest Natural Gas Company (NW Natural), a wholly-owned subsidiary of NW Holdings, to maintain credit ratings with Standard & Poor’s (S&P) and Moody’s Investors Service (Moody’s). NW Holdings must also notify the Administrative Agent and Lenders of any change in the S&P or Moody’s ratings. NW Holdings currently maintains ratings with S&P but not Moody's. NW Natural is not a party to and does not guarantee the Acquisition Bridge Facility.

The Bridge Loan bears interest at a per annum rate equal to the sum of (x) either (i) term SOFR with a one-, three- or six-month tenor, plus an adjustment of 0.10%, or (ii) the Alternate Base Rate, as defined in the Acquisition Bridge Facility, plus (y) an Applicable Margin, as defined in the Acquisition Bridge Facility. The Applicable Margin is determined according to the Debt Rating, as defined in the Acquisition Bridge Facility, and ranges from 1.00% per annum to 1.50% per annum, for term SOFR loans, and 0.00% per annum to 0.50% per annum, for Alternate Base Rate loans.

The Acquisition Bridge Facility prohibits NW Holdings from permitting Consolidated Indebtedness to be greater than 70% of Total Capitalization, each as defined therein and calculated as of the end of each fiscal quarter of NW Holdings. Failure to comply with this financial covenant would entitle the lenders to accelerate the maturity of the Acquisition Bridge Facility and all other amounts outstanding under the Acquisition Bridge Facility. NW Holdings was in compliance with this financial covenant as of January 7, 2025.

NW Holdings intends to file a copy of the Acquisition Bridge Facility on its Form 10-K for fiscal year 2024.

Item 7.01 Regulation FD Disclosure.

On January 7, 2025, Northwest Natural Holding Company (NW Holdings) issued a press release announcing its acquisition of SiEnergy Operating, LLC (SiEnergy) from SiEnergy Capital Partners, LLC, an affiliate of Ridgewood Infrastructure. A copy of the press release is attached as Exhibit 99.1.

The information contained in this Item 7.01 shall not be incorporated by reference into any filing of NW Holdings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 8.01 Other Events

On January 7, 2025, Northwest Natural Holding Company (NW Holdings) completed the acquisition of all of the membership interests of SiEnergy Operating, LLC, a Delaware limited liability company (SiEnergy), from SiEnergy Capital Partners, LLC, an affiliate of Ridgewood Infrastructure, for approximately $271.1 million in cash and an assumption of approximately $156.1 million of debt, subject to customary purchase price adjustments (SiEnergy Acquisition).

On January 7, 2025, NW Holdings entered into a 364-day term loan facility among NW Holdings, as borrower, certain lenders party thereto, and JPMorgan Chase Bank, N.A., as administrative agent in an aggregate principal amount of $273 million to finance the acquisition (described in Item 2.03 above). NW Holdings currently expects to issue junior subordinated notes in the first half of 2025 for permanent financing of the acquisition.

Forward-Looking Statements

This report, and other presentations made by NW Holdings from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “assumes,” “continues,” “could,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “will” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans; objectives; assumptions; estimates; timing; goals; strategies; future events; projections; expectations; forecasts; outlooks; commitments; investments; acquisition strategy; acquisitions and integration thereof; financial effects of acquisitions; the likelihood and success associated with any transaction; weather; gross domestic product, population and employment growth; economic conditions and development; customer growth; scale and diversification; regulatory, policy and political environments; rate base growth; earnings; growth opportunities; customer backlog; growth rate; financings; regulatory mechanisms; invested capital; system safety and reliability; risk profile; strategic fit; financial profile; shareholder return and value; financial targets; return on invested capital; rate case execution; customer and business growth; customer rates; business risk; expertise; capabilities; reputation; stability; regulatory recovery; accretion, financial, results, positions and performance; shareholder return and value; capital expenditures; strategic goals and visions; return on equity; capital structure; revenues and earnings and timing thereof; margins; net income; operations and maintenance expense; credit ratings and profile; debt and equity issuances; likelihood, timing and use of proceeds associated with any financing; targeted or permitted capital structure; regulatory strategy; timing or effects of regulatory proceedings or future regulatory approvals; accounting treatment of future events; economic and political conditions; effects of legislation or changes in laws or regulations; inflation; geopolitical uncertainty; and other statements that are other than statements of historical facts.

Forward-looking statements are based on current expectations and assumptions regarding its business, the economy, geopolitical factors, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter, which, among others, outline legal, regulatory and legislative risks, public health risks, financial, macroeconomic and geopolitical risks, growth and strategic risks, operational risks, business continuity and technology risks, environmental risks and risks related to our water and renewables businesses.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the Company, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can they assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release of Northwest Natural Holding Company issued January 8, 2025 (furnished and not filed)
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated: January 8, 2025	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer & Corporate
Secretary